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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 15, 2007

                               IKONICS CORPORATION
             (Exact name of registrant as specified in its charter)

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
          MINNESOTA                      000-25727                41-0730027
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)
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
           4832 GRAND AVENUE
           DULUTH, MINNESOTA                                            55807
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (218) 628-2217

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

     On February 15, 2007, IKONICS Corporation (the "Company") reported its financial results for the fiscal year ended December 31, 2006. See the Company's press release dated February 15, 2007, which is furnished as Exhibit 99 hereto and incorporated by reference in this Item 2.02.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On February 15, 2007, the Board of Directors of the Company adopted amendments to the Company's By-Laws (the "By-Laws"). Effective immediately, the Board amended and restated Article VI of the By-Laws to provide that the Company may issue shares in uncertificated, as well as certificated, form.

     The full text of the By-Laws of the Company, as amended, is filed as
Exhibit 3.2 hereto and incorporated by reference in this Item 5.03.

Item 9.01. Financial Statements and Exhibits.

     (d) Exhibit.

     3.2  By-Laws of the Company, as amended on February 15, 2007

     99   Press Release dated February 15, 2007


                                        2

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        IKONICS CORPORATION


Date: February 22, 2007                 /s/ Jon Gerlach
                                        ----------------------------------------
                                        Jon Gerlach
                                        Chief Financial Officer
                                        and Vice President of Finance


                                        3

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                                  EXHIBIT INDEX

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
                                                                          Method
Exhibit                          Description                             of Filing
-------                          -----------                             ---------
3.2       By-Laws of the Company, as amended on February 15, 2007..   Filed
                                                                      Electronically

99        Press Release dated February 15, 2007 ...................   Filed
                                                                      Electronically
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